                                                             Exhibit No. EX-10.1

                               EXCHANGE AGREEMENT

THIS  EXCHANGE  AGREEMENT  MADE this 17th day of October  2005 by and among CALI
HOLDINGS,  INC.,  formerly  known  as  TS&B  Holdings,  Inc.  ("CALI"),  a  Utah corporation with offices at 7658 Municipal Dr., Orlando,  FL 32819 AND SOVEREIGN
EXPLORATION ASSOCIATES INTERNATIONAL,  INC. ("SEAI"), a Pennsylvania corporation with offices at 503 Washington Avenue, Suite 2D, Newtown, Pennsylvania, 18940.

WHEREAS,   SEAI  owns  100%  of  the  capital  stock  of  Artifact   Recovery  &
Conservation,   Inc.  ("ARC")  and  Sea  Research,  Inc.  ("SRI")  (jointly  and severally,  the "Subsidiaries") which are in the marine recovery and exploration business and have certain contracts with and rights from various  governments to discover, recover, and salvage wrecks (collectively "Business") and are desirous of expanding said Business  through an investment  and exchange with CALI,  (the
"Exchange"); and

WHEREAS,  CALI is a publicly traded investment holding company and interested in an Exchange with SEAI; and

WHEREAS,  the  respective  representatives  of CALI  and SEAI  have had  certain discussions  regarding this Exchange for the purpose of  exclusively  conducting
Business which the Parties now wish to reduce to writing in this Agreement.

NOW,  THEREFORE IN CONSIDERATION OF THE MUTUAL  PROMISES,  REPRESENTATIONS,  AND
COVENANTS  CONTAINED  HEREIN,  AND OTHER GOOD AND  VALUABLE  CONSIDERATION,  THE
PARTIES AGREE AS FOLLOWS:

Article 1. Exchange.  At Closing,  CALI shall receive One Hundred Percent (100%)
percent of the  capital  stock or units in SEAI in exchange  for Ninety  Percent
(90%) of the  capital  stock  in  CALI;  based  on the  following  outline  (the
"Exchange").  The Parties agree that the matters set forth below are required to effectuate the Exchange:

a)   The Parties  understand  and agree that there is a current  Amended Reg. E.
     Offering outstanding for CALI, and upon completion of the current Offering, but in no event later than April 1, 2006,  CALI shall  reverse split ("RS")
     the common shares so that SEAI has 90% ownership of CALI through the common shares or the Class A and Class C Preferred Shares.  The Parties understand that the exact amount of Class A and Class C Preferred  shares to be issued to SEAI for the 90% control depends on the calculation of the reverse split in this provision Art. 1(a).

b)   It  is  understood  by  the  Parties  that  CALI  currently  has  Executive
     Management  contracts in effect for James E. Jenkins and Charles  Giannetto
     (jointly  "Management") and a Consulting  contract in place for KMA Capital
     Partners  Ltd.  (KMA).  As part of the  Closing  of  this  Agreement,  said
     Executive   Management  contracts  and  KMA  consulting  contract  will  be extinguished  pursuant to the termination agreement in Exhibit A. Effective as of the  Closing,  CALI  shall  terminate  or  assign  its  building  and equipment leases of the Orlando office.

CALI Initials____          SEAI Initials____             SEAI Initials____

c)   A  provision  of the  termination  agreement  in  Exhibit A will be that in consideration  for  the  termination  of the  CALI  management  and the KMA
     Contracts,  SEAI shall pay to  "Management"  and KMA the sum of Six hundred thousand Dollars and no/100 $600,000)  ("Sum").  Three hundred thousand and no/100 dollars  ($300,000) shall be payable by wire transfer on October 17,
     2005 and the  balance of  $300,000  payable by wire  transfer  on or before
     March 30, 2006, evidenced by a Note.

d)   Simultaneous  with the Closing of this Agreement,  CALI shall enter into an agreement with SEAI that, at a minimum,  results in twenty percent (20%) of the net recovery from the ship wrecks  identified in the SEAI  governmental contracts, licenses, permits or finder's fees to be distributed directly to
     SEAI. A draft of said Revenue Agreement is attached hereto as Exhibit B.

e)   Currently as a 40 Act company,  CALI has an independent  Board of Directors with six (6) total members; four (4) of the six (6) members are independent and management comprises the two non-independent members. Upon closing, the board shall tender their  resignations  within 30 days in substantially the same form as Exhibit C.

f)   The Parties  acknowledge  and agree that CALI has  entered  into a $500,000 financing  agreement  with SEAI. A copy of the Note and Loan  Agreement for that  financing  are  attached  hereto as Exhibit D. In the event that this
     Agreement does not close,  CALI shall assign the Note and Loan Agreement to
     SEAI.

g)   At the  time of  closing,  CALI  shall  have  divested  all  its  portfolio companies in existence at the time of execution of this Agreement, with the exception of Gulf Coast Records LLC (GCR),  which shall be divested by CALI upon the filing of a Form SB-2 for GCR. A Form SB-2 is being  prepared  for
     GCR, and as part of the Closing of this  Agreement,  CALI shall  provide to
     SEAI a full Release from any and all liability from GCR or its members,  in substantially  the form attached  hereto as Exhibit E. All, CALI  portfolio companies  (active or  inactive)  are listed in CALI's Form 10K of June 30,
     2005.  The attached  Bill of Sale and related  documents in Exhibit F shall divest CALI of all said portfolio companies.

h)   Subsequent  to the execution of this  Agreement and prior to Closing,  SEAI shall approve all CALI Press Releases.

Article 2. Closing; Ongoing Due Diligence & Contingency;  The Closing shall take place at the  offices of CALI on  October  17,  2005,  or at such other time and place as the  Parties  mutually  agree upon (the  "Closing").  At  Closing,  the
Parties shall  deliver all  information  and  documents  necessary or reasonably required by the Parties to fulfill their respective  obligations  hereunder.  In the event any  information or documents are lacking at the Closing,  the Parties shall close and supply said  information  and documents,  not more than ten (10)
days after closing.

The Parties  agree that between the date of execution of this  Agreement and the
Closing they shall conduct such further due diligence as they deem in their sole discretion  to be reasonably  necessary  for Closing.  In the event either party refuses or fails to close as a result of said

CALI Initials____          SEAI Initials____             SEAI Initials____

ongoing due diligence,  then this  Agreement  shall be null and void and without any liability whatsoever to either Party.

Further,  in the event the  Closing  does not occur by October  17,  2005,  this
Agreement  shall be null and void without  further  force and effect and without liability to any party and without Notice to either party and simply shall occur by the passage of time.

Article 3.  Continuing  Warranties  of SEAI.  SEAI hereby  agrees,  warrants and represents to CALI:

a)   That SEAI owns 100% of capital stock of its Subsidiaries.

b)   That the total amount of all issued and outstanding  stock or units of SEAI at the date of this Agreement is One Million  (1,000,000)  units.  Further,
     SEAI, and its  Subsidiaries  are duly  incorporated and in good standing as corporations under the laws of the jurisdictions of their incorporation.

c)   There is no preferred stock or units of SEAI or the Subsidiaries  issued or outstanding  or  authorized.  Further,  there  are  no  warrants,  options,
     convertible  stock,  bonds,  derivatives,   debentures,  or  other  similar
     financial   obligations  or  instruments  of  SEAI  or  the   Subsidiaries,
     authorized.

d)   There is no accrued, unpaid or deferred, compensation,  benefits, notes, or loans due owners, officers, members, employees, or directors of SEAI or its
     Subsidiaries  as  of  Closing,   except  as  set  forth  on  the  financial
     statements.

e)   It is understood  and  acknowledged  by the Parties that SEAI was formed in
     October  2005  and  therefore  does not have  any  balance  sheet,  related consolidated  statements  of  profit  and  loss  and  cash  flows  for  any applicable year (the "SEAI Financial  Statements").  In addition,  attached hereto and made a part hereof as Exhibit G, is a complete and accurate list of  any  and  all  contracts  or  commitments  (written  or  oral)  of  the
     Subsidiaries  in excess of Five  Thousand  dollars  ($5,000.00)  USD in the aggregate.

f)   that  SEAI  has  good  and  marketable  title  to its  Assets  (subject  to liabilities) with value of at least the value of the assets divested as set forth in Ex J Form 10K.

g)   That SEAI or its Subsidiaries have all right, title and interest in and to, any and all Intellectual Property (IP) related to SEAI and the subsidiaries or the treasure hunting, marine exploration,  and archeological  businesses in any format  whatsoever,  including but not limited to all publishing and media rights,  images,  websites,  digital  images,  books,  film,  movies,
     television,   scripts,  and  writings  of  any  kind,  and  displays,   and
     merchandise any and all sales,  marketing & distribution rights and revenue of any kind and nature;  EXCEPT the personal story of Peter S.  Knollenberg with regard to its Subsidiaries. The Owners of SEAI shall execute a Consent to this  Agreement  and Sale and further  said  Consent  shall  contain the transfer and  conveyance of such IP rights to the  Subsidiaries.  A copy of said Consent is attached hereto as Exhibit H.

CALI Initials____          SEAI Initials____             SEAI Initials____

h)   Further,  the rights  conveyed  hereby  through the transfer of the capital stock or units of SEAI or the  Subsidiaries  include but are not limited to the rights and permits to the wrecks.

i)   There  are  no  claims,   demands,  tax  proceedings,   other  proceedings,
     delinquencies,  administrative proceedings,  defaults,  obligations, suits, threats of suit,  seizure,  or  foreclosure,  including  but not limited to defaults  under any vendor  agreements or leases  against the  Subsidiaries except  as set forth on  Exhibit  I.  Further,  the  Subsidiaries  are duly licensed  or  contracted  with the  Kingdom  of  Spain or its  governmental subdivisions to conduct Business.

j)   The Subsidiaries  shall from and after the date of this Agreement  maintain in  good  standing  at all  times  without  interruption  any  governmental licenses or contracts required for Business.

Article 4.  Continuing  Warranties  of CALI.  CALI hereby  agrees,  warrants and represents to SEAI:

a)   That the total amount of all issued and outstanding  stock or units of CALI at the date of this  Agreement  is  approximately  Two Billion Five Hundred
     Million  (2,000,000,000) common shares.  Further, CALI is duly incorporated and in good standing as a corporation under the laws of the jurisdiction of its incorporation.

b)   Other than Class A and Class C preferred stock, CALI has no preferred stock issued or  outstanding or  authorized.  Presently,  there are Three Million
     Seven Hundred Twenty Five Thousand  (3,725,000) shares of Class A preferred stock  issued and  outstanding  and Ten Million  (10,000,000.00)  shares of
     Class C  preferred  stock  issued and  outstanding.  Further,  there are no warrants,  options,  convertible stock, bonds, derivatives,  debentures, or other similar  financial  obligations or  instruments of CALI,  authorized, except as set forth on the financial statements.

c)   There is no accrued, unpaid or deferred, compensation,  benefits, notes, or loans due officers,  employees,  or directors as of the Closing,  except as set forth on the financial  statements,  and except the current payroll due as of the Closing.

d)   The balance sheet and financial statements of CALI, as set forth in Exhibit
     J, the Form 10K for June 30, 2005, are complete and accurately  reflect the financial  condition of the CALI and there are no material  adverse changes in the business of the CALI since the date of said  statements that has not already been disclosed in writing. In addition,  attached hereto and made a part hereof as Exhibit K, is a complete  and  accurate  list of any and all contracts or commitments notes  payable(written  or oral) of CALI in excess of Five Thousand  dollars  ($5,000.00) USD in the aggregate,  not otherwise set forth on said Form 10K (Exhibit J).

e)   That CALI has good and marketable title to assets set forth on said balance sheet and financial  statements,  and that the assets are free and clear of all liens,  liabilities  encumbrances and charges, except those liabilities set forth on the financial statements.

CALI Initials____          SEAI Initials____             SEAI Initials____

f)   There  are  no  claims,   demands,  tax  proceedings,   other  proceedings,
     delinquencies,  administrative proceedings,  defaults,  obligations, suits, threats of suit,  seizure,  or  foreclosure,  including  but not limited to defaults  under any vendor  agreements or leases against CALI not otherwise set forth on Exhibit J (Form 10K).

g)   That the CALI Board has passed all  necessary  resolutions  to approve  and effectuate this Agreement, and that shareholders of CALI have approved such resolutions unless By-laws do not require shareholder  approval.  The Board resolutions and documents  reflecting the  shareholders'  vote are attached hereto as Exhibit L.

h)   That CALI has taken or will take the actions  required  under Art.  1(g) of this Agreement to file the Form SB-2 for GCR and that CALI will, as soon as practicable after filing such form, divest CALI of GCR.

Article 5. Indemnification and Hold Harmless.  SEAI shall indemnify,  defend and hold harmless CALI against any and all  undisclosed  liabilities of SEAI and its
Subsidiaries not set forth in this Agreement or the Exhibits  provided  herewith for one (1) year from the date of Closing.  CALI Management  shall indemnify and hold  harmless  SEAI  and its  Subsidiaries  for one (1)  year  from the date of
Closing from any and liability  from  portfolio  companies  divested  under Art.
1(g), and as security for this indemnity,  Management  shall  collateralize  its equity position in CALI as against this indemnification. These indemnifications, duties to defend and hold harmless shall survive the Closing for a period of one
(1) year.

Article 6. Default and Cure.  In the event a Party to this  Agreement,  fails or refuses to perform its respective  obligations  under this Agreement in a timely manner,  then one Party may give Notice  hereunder  to the  defaulting  Party of default hereunder ("Default  Notice").  Said Default Notice shall set forth with sufficient  specificity and particularity the details of said default. The Party to whom said  Default  Notice is given shall have Thirty (30) days from the date of the delivery of the Default  Notice to either (a) cure the  deficiencies  set forth in the  Default  Notice or (b) give  written  Reply to the Notice  setting forth  with  particularity  the  reasons  for the  nonexistence  of  default  or inability to cure the  default(s).  In the event the default(s) is not cured and the Parties cannot resolve their dispute through negotiations within Thirty (30)
days of the  Reply,  then the  Parties  shall  submit  the  dispute  to  binding arbitration under this Agreement.

Article 7. Term,  Termination  and Effective  Date.  The effective  date of this
Agreement shall be from and after execution. This Agreement shall remain in full force and  effect,  unless  terminated  by mutual  agreement  of the  Parties or terminated by the passage of time under Article 2.

Article 8. Legal  Counsel.  Both Parties hereby  acknowledge  and agree they had full  opportunity to seek legal counsel of their own choosing prior to execution of this Agreement.

Article 9.  Securities  Laws and  Regulation  and Taxation.  Both Parties hereby agree and acknowledge that the transfer of securities pursuant to this Agreement shall constitute an exempt isolated  transaction and the securities  received in such transfer and exchange do not have to be  registered  under federal or State securities laws and regulations. Further, it is the express intent

CALI Initials____          SEAI Initials____             SEAI Initials____

of the Parties that this Agreement, and the transactions  contemplated by it, be treated  as tax free to the  extent  possible  under  the IRS Code of 1986  (and regulations thereto).

The  Parties  agree  that  certificates  evidencing  Stock  acquired  hereunder,
constitutes   "restricted  stock"  as  that  term  is  defined  under  Rule  144 promulgated  under the  Securities  and Exchange Act of 1933, as amended  ("1933
Act"), and shall bear the a Legend substantially similar to the following:

THESE  SECURITIES ARE NOT REGISTERED  UNDER THE 1933 ACT OR ANY STATE SECURITIES
ACT. THEY MAY NOT BE TRANSFERRED  FOR VALUE UNLESS AND UNTIL THEY ARE REGISTERED
UNDER  ALL  SUCH   APPLICABLE  ACTS  OR  SUCH  TRANSFER   SATISFIES   APPLICABLE
REGISTRATION   EXEMPTIONS   THEREUNDER  THE  COMPANY  WILL  NOT  TRANSFER  THESE
SECURITIES ON ITS BOOKS AND RECORDS WITHOUT AN OPINION OF COUNSEL,  SATISFACTORY
IN FORM AND  SUBSTANCE TO COUNSEL FOR THE COMPANY,  THAT SUCH  TRANSFER DOES NOT
VIOLATE THE 1933 ACT OR ANY STATE SECURITIES LAWS.

Further,  in the event that CALI determines that an  Informational  Statement is required or desired in connection with this Exchange,  then said Statement shall be filed not more than ninety (90) days after Closing.

Article 10. Brokers and Indemnity.  Both Parties  hereby  acknowledge  and agree that there are no  brokers,  agents,  or finders  entitled  to  compensation  or commission upon the Closing of this Agreement, except Don Dickson. Subsequent to the Closing Don Dickson  shall be paid  $12,000 in free  trading  stock of CALI.
SEAI Inc.  shall  indemnify  and hold  harmless  CALI for any and all  liability against a claim arising from a broker or agent.

Article 11.  Costs.  The  Parties  shall bear their own legal and other costs in connection with the making and Closing of this Agreement.

Article 12.  STANDARD  TERMS and  CONDITIONS  and  EXHIBITS.  THE PARTIES  AGREE
EXHIBIT M ATTACHED  HERETO ON STANDARD  TERMS AND  CONDITIONS ARE DEEMED PART OF
THIS AGREEMENT FOR ALL PURPOSES AS THOUGH FULLY SET FORTH HEREIN.  FURTHER,  THE
PARTIES AGREE AND ACKNOWLEDGE THAT ANY OTHER EXHIBITS, ATTACHMENTS, OR SCHEDULES
THAT ARE MADE A PART OF THIS  AGREEMENT  OR  PROVIDED  IN  CONNECTION  WITH THIS
AGREEMENT ARE DEEMED TO BE A PART OF THIS AGREEMENT FOR ALL PURPOSES.

IN WITNESS  WHEREOF,  THE  PARTIES  HAVE CAUSED THIS  EXCHANGE  AGREEMENT  TO BE
EXECUTED IN THEIR NAMES AND/OR BY AND THROUGH THEIR PROPERLY AND DULY AUTHORIZED
REPRESENTATIVES ON THE DATE FIRST ABOVE WRITTEN.

CALI Initials____          SEAI Initials____             SEAI Initials____

SEAI:
Sovereign Exploration  Associates  International,  Inc. as 100% owner of ARC and
SRI.

By:

/s/ Robert Baca
Robert Baca, duly authorized
Chief Executive Officer

CALI:
CALI Holdings, Inc.

By: /s/ James E. Jenkins
James E. Jenkins
President

                                    CONSENTS

The  undersigned  hereby  Consent  to the  terms  and  conditions  of the  above
Agreement as such provisions apply to the undersigned.

                                       Management

                                       /s/ James E. Jenkins
                                       James E. Jenkins

                                       /s/ Charles Giannetto
                                       Charles Giannetto

                                       KMA Capital Partners, Ltd.
                                       /s/ Ellen M. Salisbury, General Partner
                                       Ellen M. Salisbury
                                       Its General Partner

CALI Initials____          SEAI Initials____             SEAI Initials____

                                    EXHIBIT A

INSERT Executive Management Agreement and KMA Termination Agreement

                                    EXHIBIT A

                         TERMINATION & RELEASE AGREEMENT

THIS  TERMINATION & RELEASE  AGREEMENT MADE this 17th day of October 2005 by and between  Sovereign  Exploration  Associates  International  Inc., a Pennsylvania
corporation  with offices at 503  Washington  Ave.,  Ste 2D,  Newtown,  PA 18940
("SEAI").
AND
Charles  Giannetto,   James  E.  Jenkins  (Giannetto  and  Jenkins  collectively
"Management") and KMA Capital Partners Ltd. ("KMA") individuals and a Florida LP located in Orlando, Florida.  Management,  KMA and SEAI collectively referred to as Parties.

WHEREAS, SEAI entered into an Exchange Agreement of even date with CALI Holdings
Inc. to exchange SEAI for 90% ownership of CALI Holdings Inc. (the "Exchange" or
"Exchange Agreement") a publicly traded investment company ("CALI), and

WHEREAS,  Management and KMA consists of the management and  consultants for and to CALI , and

WHEREAS,  Management  and KMA require  termination  payments in connection  with foregoing the management of CALI after the Closing of the Exchange, and

WHEREAS,  the respective  representatives  of Management,  KMA and SEAI have had certain discussions  regarding the Exchange and the termination of the contracts and the  ownership  interests of  Management  and KMA in CALI after the Exchange which the Parties now wish to reduce to writing in this Agreement.

NOW,  THEREFORE IN CONSIDERATION OF THE MUTUAL  PROMISES,  REPRESENTATIONS,  AND
COVENANTS  CONTAINED  HEREIN,  AND OTHER GOOD AND  VALUABLE  CONSIDERATION,  THE
PARTIES AGREE AS FOLLOWS:

Article 1.  Termination.  At Closing SEAI (or its agents and nominees) shall pay to Charles Giannetto,  James E. Jenkins and KMA, in total the sum of Six Hundred
Thousand and no/100 dollars  ($600,000) in complete  termination  and release of the Executive  Management  contracts  from CALI to Giannetto and Jenkins and the consulting  contract of CALI to KMA. Three Hundred Thousand  ($300,000) shall be payable at Closing in wire transfer and the balance of $300,000 shall be paid on or before March 30, 2006.

Article 2. Closing & Contingency. The Closing shall take place at the offices of
CALI, or at such other time and place as the Parties mutually agree upon, but in no event later than October 17, 2005 (the "Closing").  The Parties agree that in the event  the  Exchange  Agreement  does not  close  for any  reason  then this
Agreement shall be null and void and without any liability  whatsoever to either
Party and without Notice to any Party and shall simply  terminate by the passage of time.

Article  3.  Equity.  As part of  said  Termination  and  Release,  at  Closing,
Giannetto,  Jenkins and KMA shall receive a total of Five percent (5%) of common stock in CALI. (in the form of free trading Reg. E stock)

Article 4. Default and Cure.  In the event a Party to this  Agreement,  fails or refuses to perform its respective  obligations  under this Agreement in a timely manner,  then one Party may give Notice  hereunder  to the  defaulting  Party of default hereunder ("Default  Notice").  Said Default Notice shall set forth with sufficient  specificity and particularity the details of said default. The Party to whom said  Default  Notice is given shall have Thirty (30) days from the date of the delivery of the Default  Notice to either (a) cure the  deficiencies  set forth in the  Default  Notice or (b) give  written  Reply to the Notice  setting forth  with  particularity  the  reasons  for the  nonexistence  of  default  or inability to cure the  default(s).  In the event the default(s) is not cured and the Parties cannot resolve their dispute through negotiations within Thirty (30)
days of the  Reply,  then the  Parties  shall  submit  the  dispute  to  binding arbitration under this Agreement.

Article 5. Term,  Termination  and Effective  Date.  The effective  date of this
Agreement shall be from and after execution. This Agreement shall remain in full force and  effect,  unless  terminated  by mutual  agreement  of the  Parties or terminated by the passage of time under Article 2.

Article 6. Legal  Counsel.  Both Parties hereby  acknowledge  and agree they had full  opportunity to seek legal counsel of their own choosing prior to execution of this Agreement.

Article 7.  Securities  Laws and  Regulation  and Taxation.  Both Parties hereby agree and acknowledge that the transfer of securities pursuant to this Agreement shall constitute an exempt under Sec 23 of the ICA.

Article 8. Brokers and Indemnity. Both Parties hereby acknowledge and agree that there are no brokers,  agents, or finders entitled to compensation or commission upon the closing of this  Agreement,  including  but not limited to Don Dickson.
SEAI  shall  indemnify  and  hold  harmless  Management  and KMA for any and all liability against a claim arising from a broker or agent.

Article 9.  Costs.  The  Parties  shall bear their own legal and other  costs in connection with the making and closing of this Agreement.

Article 10.  STANDARD TERMS and  CONDITIONS and EXHIBITS.  THE PARTIES AGREE "M"
ATTACHED  HERETO  ON  STANDARD  TERMS AND  CONDITIONS  ARE  DEEMED  PART OF THIS
AGREEMENT  FOR ALL  PURPOSES  AS THOUGH  FULLY SET FORTH  HEREIN.  FURTHER,  THE
PARTIES AGREE AND ACKNOWLEDGE THAT ANY OTHER EXHIBITS, ATTACHMENTS, OR SCHEDULES
THAT ARE MADE A PART OF THIS  AGREEMENT  OR  PROVIDED  IN  CONNECTION  WITH THIS
AGREEMENT ARE DEEMED TO BE A PART OF THIS AGREEMENT FOR ALL PURPOSES.

                                       10

IN WITNESS  WHEREOF,  THE  PARTIES  HAVE CAUSED THIS  EXCHANGE  AGREEMENT  TO BE
EXECUTED IN THEIR NAMES AND/OR BY AND THROUGH THEIR PROPERLY AND DULY AUTHORIZED
REPRESENTATIVES ON THE DATE FIRST ABOVE WRITTEN.

SEAI:
Sovereign Exploration Associates International Inc.

By /s/ Robert D. Baca
   Robert D. Baca
   CEO

Management

/s/ James E. Jenkins
James E. Jenkins

/s/ Charles Giannetto
Charles Giannetto

KMA
KMA Capital Partners Ltd.

/s/ Ellen Salisbury, General Partner
Ellen Salisbury
General Partner

                                       11

Preferred Shareholders

CF Holdings, LLC                 Preferred           1,925,000             52%
Diana Jenkins                    Preferred             600,000             16%
Ellen Salisbury                  Preferred           1,000,000             27%
James Sadrianna                  Preferred             100,000              3%
Bette Thomas/Chris Thomas                              100,000              3%

                                                   ------------
Ending Balance                                       3,725,000            100%
                                                   ============

Converted into Common (4*1)

CF Holdings, LLC                 Preferred           7,700,000             52%
Diana Jenkins                    Preferred           2,400,000             16%
Ellen Salisbury                  Preferred           4,000,000             27%
James Sadrianna                  Preferred             400,000              3%
Bette Thomas/Chris Thomas        Preferred             400,000              3%

                                                   ------------
                                                    14,900,000            100%
                                                   ============

KMA                              Common            800,000,000

                                       12

                                    EXHIBIT B

Insert 20% Revenue Sharing Agreement

CALI Initials____          SEAI Initials____             SEAI Initials____

                                REVENUE AGREEMENT

THIS REVENUE  AGREEMENT  (hereinafter  "AGREEMENT") made this ___ day of October
2005 by and among CALI HOLDINGS,  INC.,  formerly  known as TS&B HOLDINGS,  INC.
("CALI"), a Utah corporation,  SOVEREIGN EXPLORATION  ASSOCIATES  INTERNATIONAL,
INC.  ("SEAI"),  a Pennsylvania  corporation,  ARTIFACT RECOVERY & CONSERVATION,
INC. ("ARC"), a Pennsylvania  corporation,  and SEA RESEARCH,  INC. ("SRI"),  an
Oklahoma corporation (collectively, the "Parties").

WHEREAS,  SEAI and CALI are this day entering  into an  Investment  and Exchange
Agreement  whereby CALI will  transfer 90% (ninety  percent) of its  outstanding stock to SEAI in exchange for SEAI  transferring  100% (one hundred  percent) of its outstanding stock to CALI; and

WHEREAS,  SEAI owns 100% of the capital  stock of ARC and SRI,  which are in the marine  recovery and  exploration  business and have certain  contracts with and rights from various governments to discover, recover, and salvage wrecks; and

WHEREAS,  ARC is the holder of certain  permits,  licenses,  finder fees rights, contracts and other rights  (collectively,  the "ARC  Permits")  concerning  the marine  recovery and  exploration  business as  identified in Exhibit ___ of the
Exchange Agreement; and

WHEREAS,  SRI is the holder of certain  permits,  licenses,  finder fees rights, contracts and other rights  (collectively,  the "SRI  Permits")  concerning  the marine  recovery and  exploration  business as  identified in Exhibit ___ of the
Exchange Agreement; and

WHEREAS,  the Parties  wish to ensure that  certain  profits  arising out of the exploitation  of the ARC Permits be first  distributed  to ARC and that  certain profits arising out of the exploitation of the SRI Permits be first  distributed to SRI; and

NOW,  THEREFORE,  in consideration of the mutual promises  contained herein, and for other good and valuable consideration,  the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.   Profits from the ARC Permits.

     (a) CALI and SEAI agree that they will  distribute 20% (twenty  percent) of the net profits arising out of the exploitation of the ARC Permits to ARC.

     (b) CALI and SEAI further agree, and it is understood by the parties,  that the  distribution  to ARC  described  in  Section  1(a) will be a  priority distribution  and will be occur  before  any  other  debt or  liability  is satisfied or income or loss distributed.

2.   Profits from the SRI Permits.

     (a) CALI and SEAI agree that they will  distribute 20% (twenty  percent) of the net profits arising out of the exploitation of the SRI Permits to SRI.

     (b) CALI and SEAI further agree, and it is understood by the parties,  that the  distribution  to SRI  described  in  Section  2(a) will be a  priority distribution  and will be occur  before  any  other  debt or  liability  is satisfied or income or loss distributed.

3.  Distributions.  The net  profits  to be  distributed  to ARC  and SRI  under
Sections  1 and 2 of this  Agreement,  respectively,  shall be made on a monthly basis and in no event more than one (I) calendar month following receipt by CALI or SEAI of the  profit  from the  exploitation  of the ARC  Permits  and the SRI
Permits.

IN WITNESS  WHEREOF,  the parties  have caused this  Agreement to be executed in
their  names  and/or  by  and  through  their   properly  and  duly   authorized
representatives on the date first written above.

SEAI:
Sovereign Exploration  Associates  International,  Inc. as 100% owner of ARC and
SRI

By:

/s/ Robert Baca
Robert Baca, duly authorized
Chief Executive Officer

ARC:
Artifact Recovery & Conservation, Inc.

By:

/s/ Robert Baca
XXXXX, duly authorized
President

CALI Initials____          SEAI Initials____             SEAI Initials____

                                    EXHIBIT C

October 17, 2005

BOARD OF DIRECTORS
CALI HOLDINGS, INC.

RE:  RESIGNATION

Dear Fellow Board Members:

The undersigned,  James E. Jenkins,  currently a member of the Board of CALI and the CEO of CALI Holdings Inc., a Utah corporation,  submits this as my letter of resignation  and I do  therefore  resign  from the  Board  and as the CEO of the
Company.

I am resigning to take another position. I have no disagreements with the Board, the auditors or any of the officers of the Company  regarding  accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form
8K.

                                                   Sincerely,

                                                   /s/ James E. Jenkins
                                                   James E. Jenkins

CALI Initials____          SEAI Initials____             SEAI Initials____

                                    EXHIBIT C

October 17, 2005

BOARD OF DIRECTORS
CALI HOLDINGS, INC.

RE:  RESIGNATION

Dear Fellow Board Members:

The undersigned,  Charles Giannetto, currently a member of the Board of CALI and an Officer of CALI Holdings Inc., a Utah corporation,  submits this as my letter of resignation and I do therefore resign from the Board and as an Officer of the
Company.

I am resigning to take another position. I have no disagreements with the Board, the auditors or any of the officers of the Company  regarding  accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form
8K.

                                                   Sincerely,

                                                   /s/ Charles Giannetto
                                                   Charles Giannetto

CALI Initials____          SEAI Initials____             SEAI Initials____

October 18, 2005

BOARD OF DIRECTORS
CALI HOLDINGS, INC.

RE:  RESIGNATION

Dear Fellow Board Members:

The undersigned,  Robert McCoy, currently a member of the Board of CALI Holdings
Inc.,  a Utah  corporation,  submits this as my letter of  resignation  and I do therefore resign from the Board of the Company.

I am resigning to take another position due to a change in management. I have no disagreements with the Board, the auditors or any of the officers of the Company regarding accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form
8K.

                                                   Sincerely,

                                                   /s/ Robert McCoy
                                                   Robert McCoy

October 18, 2005

BOARD OF DIRECTORS
CALI HOLDINGS, INC.

RE:  RESIGNATION

Dear Fellow Board Members:

The undersigned,  James Bickel, currently a member of the Board of CALI Holdings
Inc.,  a Utah  corporation,  submits this as my letter of  resignation  and I do therefore resign from the Board of the Company.

I am resigning to take another position due to a change in management. I have no disagreements with the Board, the auditors or any of the officers of the Company regarding accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form
8K.

                                                   Sincerely,

                                                   /s/ James Bickel
                                                   James Bickel

                                    EXHIBIT C

Resignations

October 17, 2005

BOARD OF DIRECTORS
CALI HOLDINGS, INC.

RE:  RESIGNATION

Dear Fellow Board Members:

The undersigned,  ________________,  currently a member of the Board of CALI and the ________________ Officer of CALI Holdings Inc., a Utah corporation,  submits this as my letter of resignation and I do therefore resign from the Board and as
______________ of the Company.

I am resigning to take another position. I have no disagreements with the Board, the auditors or any of the officers of the Company  regarding  accounting issues or any other aspect which would require disclosure.

I hereby consent to attachment of a conformed copy of this resignation to a Form
8K.

                                                   Sincerely,

CALI Initials____          SEAI Initials____             SEAI Initials____

                                    EXHIBIT D

Insert Note and Loan Agreement with SME (How do we reflect the debts in the subs assigned with the permits to SEAI)

CALI Initials____          SEAI Initials____             SEAI Initials____

                                 PROMISSORY NOTE

$500,000.00                                                   September 14, 2005

Orlando, Florida

     FOR VALUE RECEIVED,  the undersigned (hereafter the "Borrower") promises to pay to the order of CALI HOLDINGS,  INC. (the "Lender"),  at its offices at 7658
Municipal  Drive,  Orlando,  FL 32819,  the sum of FIVE HUNDRED THOUSAND DOLLARS
($500,000.00),  or such lesser  amount as shall have been  advanced  and remains outstanding  under the terms of this  Note and the Loan and  Security  Agreement dated of even date  herewith  between  the  Borrower  and the Lender  (the "Loan
Agreement"), with interest accruing on the unpaid principal balance from time to time outstanding at the rate hereinafter provided until paid in full. The Lender will note on its books and records the aggregate  amount  outstanding  hereunder following  each advance made in accordance  with the terms and conditions of the
Loan  Agreement,  each  repayment on account of the  principal  hereof,  and the amount of interest accrued and paid thereon,  and shall provide such information to Borrower from time to time upon request.  All  capitalized  terms used herein have the definitions ascribed to them in the Loan Agreement.

     The  principal  amount and all  unpaid  interest  thereon  shall be due and payable upon the earliest of (1) twelve months from the date of this Note or (2)
the first date that the Collateral is sold in one or more transactions (referred to herein as the "Maturity Date"). Interest shall accrue on the principal amount outstanding from time to time  outstanding  hereunder at a rate of eight percent
(8%) per annum, but shall not be due and payable until the Maturity Date.

     This Note may be prepaid at any time without premium or penalty.

     To the extent allowed by applicable  law, after the occurrence of any Event of Default,  all  outstanding  principal and unpaid  interest shall bear,  until paid,  interest at a rate per annum (the "Default Rate") equal to ten percentage points (10%) per annum.

     The happening of the following  events or  conditions  shall  constitute an
"Event of Default" under this Note:

     1. Failure to make within ten (10) days of the date when due any payment of principal  or interest or any sum due under this Note when the same shall be due and payable.

     2.  The  occurrence  of any  material  Event  of  Default  under  the  Loan
Agreement, which default has not been cured within thirty (30) days after notice thereof by Lender to Borrower.

     The  Borrower  agrees that no delay or failure on the part of the holder in exercising any power, privilege, remedy, option or right hereunder shall operate as a waiver thereof or of any

CALI Initials____          SEAI Initials____             SEAI Initials____

other  power,  privilege,  remedy or right;  nor  shall  any  single or  partial exercise of any power, privilege, remedy, option or right hereunder preclude any other or future exercise thereof or the exercise of any other power,  privilege,
remedy,   option  or  right.  The  rights  and  remedies  expressed  herein  are cumulative, and may be enforced successively,  alternately,  or concurrently and are not exclusive of any rights or remedies which holder may or would  otherwise have under the  provisions of all  applicable  laws, and under the provisions of all agreements between the Borrower and the Lender.

Initials____

CALI Initials____          SEAI Initials____             SEAI Initials____

     This Note evidences a loan or loans under, and is subject to the provisions of the Loan Agreement between the Lender and the Borrower. The terms of the Loan
Agreement are hereby made part of this Note and are deemed  incorporated  herein in full.

                                            SOVEREIGN MARINE EXPLORATIONS INC.

                                            By:    /s/ Robert Baca

                                                   Its
                                                   Duly Authorized

CALI Initials____          SEAI Initials____             SEAI Initials____

                              [CALI HOLDINGS LOGO]

September 16, 2005

Personal and Confidential

Sea Hunt Inc.
Attn:  Peter Knollenberg
120 Alpine Rd
West Palm Beach, FL 33405
Fax 561 547-4580
PeterKnollenberg@aol.com

     RE:  Assignment  of SME  loan to Sea  Hunt  and
          Closing  of  Investment  & Exchange Agreement

Dear Peter:

This  correspondence  will  confirm  with  full  corporate   responsibility  our
agreement  regarding  the above noted mater.  We agreed that CALI would act as a
"pass  through"  in the  funding  that  we  have  currently  put in  place  with
Sovereign.

This  funding will be included as part of the  Investment  & Exchange  Agreement that I will have in Final Draft form either today or Saturday. In the event that we are not able to come to terms on this  Investment  &  Exchange  Agreement  by
September 22, 2005, then CALI will Assign the Loan Agreement and Promissory Note to Sea Hunt.

I trust the forgoing accurately sets forth our understanding.

                                                     Very truly yours,

c:  cali/peter                                       /s/ Charles Giannetto
cc:  James E. Jenkins                                C. Giannetto
                                                     Corporate Secretary

        corporate offices:  Sand Lake West Business Park, 7658 Municipal Dr,
                            Orlando, FL 32819.
                            Phone 407.649.8325 Fax 407 226 1096
                            cgiannetto@caliholdings.com   www.caliholdings.com

                           LOAN AND SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT,  dated September 14, 2005, is made by and between  Sovereign Marine  Explorations  Inc. (the "Borrower") and CALI Holdings
Inc. (the "Lender") concerning loans to be made by Lender to Borrower.

                                    RECITALS

     WHEREAS, Borrower wishes to obtain credit from time to time from Lender and
Lender desires to extend credit to Borrower. This Agreement sets forth the terms on which Lender will  advance  credit to Borrower,  and on which  Borrower  will repay the amounts owing to Lender;

     NOW, THEREFORE,  in consideration of the mutual covenants herein contained, and other valuable  consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions.

     As used in this  Agreement,  the  following  terms shall have the following meanings:

     (a)  "Collateral"  shall mean the objects and artifacts,  including but not limited to coins,  silver,  gold,  jewelry,  plate,  bullion  and any other physical  object  retrieved or to be  retrieved  from the  geographic  area covered by Nova  Scotia  Department  of Natural  Resources  Treasure  Trove
     License numbers 130, 147, 148 and 150 ("Licenses").

     (b) "Loan  Documents"  shall mean,  collectively,  this  Agreement  and the
     Promissory  Note  executed  by  Borrower,  dated  of  even  date  herewith, substantially similar to that attached hereto as Exhibit A (the "Promissory
     Note").

     (c)  "Maximum  Loan  Amount"  shall  mean  Five  Hundred  Thousand  Dollars
     ($500,000.00).

     (d)  "Obligations"  shall  mean all  amounts  loaned by Lender to  Borrower hereunder, including principal and interest.

2.   Line of Credit.

     2.1  Advances.  Lender  may in its sole  option,  subject  to the terms and conditions  contained  herein,  may make  advances to Borrower  (the "Loans") in amounts  requested  by Borrower  from time to time;  provided  that such request shall not cause  the  aggregate  amount of  principal  hereunder  to exceed  the
Maximum Loan Amount.  Such Loans shall be evidenced by the Promissory  Note. All requests for advances  hereunder by the Borrower shall specify to the Lender the amount to be borrowed and the  purposes  for which the borrowed  funds are to be used.  The  Lender  shall,  in  its  discretion,  advance  the  funds  within  a commercially  reasonable  time after  receiving  the request.  Unless  otherwise agreed by Lender,  all  advances  hereunder  shall be for  payment  of  expenses specified in the budget attached hereto as Exhibit B. Unless otherwise agreed by Lender,  advances hereunder shall not exceed $75,000.00  (seventy five thousand dollars) in any calendar week.

     2.2  Event  of  Default.  Upon  the  occurrence  of any  Event  of  Default hereunder,  then Lender  shall have no duty to make any  additional  advances to
Borrower.

3.   Payment Terms.

     3.1 Loan  Payments.  The  principal  amount hereof shall be due and payable from first monies upon the earliest to occur of (i) date that the  Collateral is sold in one or more  transactions  the net proceeds of which equal or exceed the outstanding  principal amount hereof;  (ii) the corporate merger of the Borrower and Lender,  or;  (iii) the  expiration  of twelve  months from the date of this
Agreement (referred to herein as the "Maturity Date").  Interest shall accrue on the principal amount  outstanding  from time to time outstanding  hereunder at a rate of eight percent (8%) per annum, but shall not be due and payable until the
Maturity Date.

     3.2 Auction  proceeds.  It is understood by the Parties that Borrower has a certain limited interest in the Collateral.  In the event that the Collateral is sold in one of more  transactions,  then in that event,  Lender shall share pari parsu,  from  the net  proceeds  of said  transactions  with any  other  parties entitled to payment from the sale of said Collateral.

4.   Grant of Security Interest.

     To secure the payment and performance in full of all Obligations,  Borrower hereby  grants to Lender a  continuing  security  interest  in and lien upon the
Collateral.

5.   Collection and Administration.

     5.1 Payment.  All Obligations shall be payable to Lender at the address set forth in  Section 9, or at such other  place as Lender may  expressly  designate from time to time for purposes of this Section.  Lender shall apply all proceeds of accounts  or other  Collateral  received by Lender and all other  payments in respect of the  Obligations to the Loans or to any other  Obligations  then due, first to interest, then to principal.

     5.2 Loan Account Statements. Lender shall render to Borrower a loan account statement upon written request by Borrower.

6.   Representations, Warranties and Covenants.

     Borrower hereby represents, warrants and covenants to Lender the following, the truth and accuracy of which, and compliance with which,  shall be continuing conditions  of the making of loans or other credit  accommodations  by Lender to
Borrower.

     6.1  Organization;  Due  Authorization.  The Borrower is a corporation duly organized,  validly existing and in good standing under the laws of its state of incorporation  and is qualified to conduct  business in, and is in good standing in, each state where the conduct of its business

requires  that it be so  qualified.  The  Borrower has all  requisite  power and authority (corporate and other) to own its properties,  to carry on its business as now being conducted, to execute and deliver this Agreement and the Promissory
Note, and to consummate the transactions contemplated hereby and thereby.

     6.2 Title.  Borrower has (or, upon  discovery,  will have) and at all times will continue to have that title to all of the  Collateral  granted to it by the
Licenses.

     6.3 Security  Interest.  That this Security  Agreement  constitutes a first lien  against  Collateral  and proceeds  therefrom  to the extent of  Borrower's interest  in the  Collateral  and a lien  pari  parsu to the  extent  of any LLC
Investors interests in said Collateral.

7.   Events of Default and Remedies.

     7.1  Events  of  Default.  All  Obligations  shall be  immediately  due and payable,  upon notice and demand,  at any time after the occurrence or existence of any one or more of the following "Events of Default":

          (a)  Borrower  fails to pay any  principal or interest  hereunder  due within ten (10) of when due;

          (b) Borrower fails to materially  comply with any of the terms of this
Agreement  which failure has not been cured within thirty (30) days after notice thereof by Lender to Borrower;

          (c) Borrower ceases to exist;

          (d) Borrower becomes  insolvent or makes an assignment for the benefit of creditors; or

          (e) Any petition or  application  for any relief under the  Bankruptcy laws of the United  States now or hereafter  in effect or under any  insolvency, reorganization,  receivership,  readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or against  Borrower which is not dismissed  within sixty
(60) days.

          (f) Borrower  fails to give Notice to Lender  pursuant to the terms of
Section 8 hereunder.

     7.2 Remedies.  During the occurrence of an Event of Default and at any time thereafter,  Lender  shall  have  all  rights  and  remedies  provided  in  this
Agreement,  any other  agreements  between  Borrower  and  Lender,  the  Uniform
Commercial  Code and other  applicable law, all of which rights and remedies may be exercised  without notice to Borrower.  All rights and remedies of Lender are cumulative  and not  exclusive  and are  enforceable,  in  Lender's  discretion, alternatively, successively, or concurrently on any one or more occasions and in any order Lender may determine.

     7.3  Application  of  Proceeds.  Lender  may  apply  the cash  proceeds  of
Collateral  actually  received by Lender from any sale,  lease,  foreclosure  or other  disposition  of the  Collateral  to  payment  of the then  due and  owing
Obligations, in whole or in part. Borrower shall remain liable to Lender for the payment  of  any  deficiency  and  all  costs  and  expenses  of  collection  or enforcement, including reasonable attorneys' fees and legal expenses.

8.   Rights of First Refusal

     8.1 Right to  Finance.  In the  event  Borrower  seeks any other  financing
(either debt,  equity or other  financing)  which is to close during the term of this Loan, Lender shall be entitled to a right of first refusal to enable it to, at Lender's option, to match the terms of the other financing,  in the amount of such  other  financing,  on the  same  terms  and  conditions  as  the  proposed financing.  The Borrower shall deliver to Lender,  at least 20 days prior to the proposed  closing  date of  such  transaction,  written  notice  describing  the proposed transaction,  including the terms and conditions thereof, and providing
Lender an option during the 20 day period  following  delivery of such notice to either provide the financing being offered in such transaction on the same terms as contemplated by such transaction.  Provided,  however, this shall not prevent
Borrower from seeking funding of its projects through the sale of LLC units.

9.   Miscellaneous.

     9.1 Jurisdiction.  Borrower hereby irrevocably  submits and consents to the exclusive  jurisdiction  of the State and Federal Courts located in the State of
Florida  with  respect  to any  action  or  proceeding  arising  out of the Loan
Documents,  the Obligations,  the Collateral or any matter arising  therefrom or relating  thereto.  Any such action or proceeding  commenced by Borrower against
Lender will be litigated  only in a State or Federal  Court located in the State of Florida and Borrower  waives any objection based on the doctrine of conflicts of law and on forum non  conveniens  and any  objection  to venue in  connection therewith.

     9.2 No Waiver.  Lender shall not, by any act, delay,  omission or otherwise be deemed to have  expressly or  impliedly  waived any of its rights or remedies unless such waiver  shall be in writing and signed by an  authorized  officer of
Lender.  A waiver by Lender of any right or remedy on any one occasion shall not be  construed  as a bar to or waiver of any such  right or remedy  which  Lender would  otherwise  have  on any  future  occasion,  whether  similar  in  kind or otherwise.

     9.3  Notices.  Any notice or other  communication  required or which may be given hereunder shall be in writing and shall be delivered  personally,  sent by facsimile  transmission  or sent by  certified,  registered  or express mail, or recognized  overnight  delivery  service,  postage prepaid,  and shall be deemed given when so  delivered  personally  or sent by facsimile  transmission  or, if sent, four days after the date of sending, as follows:

         If to Lender, to:                  CALI HOLDINGS, INC.
                                            7658 Municipal Drive
                                            Orlando, FL 32819
                                            Attention:  James Jenkins, CEO

         If to the Borrower, to:            Sovereign Marine Explorations Inc.
                                            503 Washington Avenue
                                            Suite 2D
                                            Newtown, PA 18940
                                            Attention:  Robert Baca

         With a copy to:                    Prince, Lobel, Glovsky & Tye LLP
                                            585 Commercial Street
                                            Boston, MA 02109
                                            Attention:  Robert P. Maloney, Esq.

     Either  party may by notice  given in  accordance  with this Section to the other  party  designate  another  address  or  person  for  receipt  of  notices hereunder.

     9.4  Severability.  If any  provision  of  this  Agreement  is  held  to be unenforceable,  such provision  shall not affect this Agreement as a whole,  but this  Agreement  shall be construed as though it did not contain the  particular provision held to be invalid or unenforceable.

     9.5 Entire  Agreement;  Amendments;  Assignments.  This  Agreement  and the
Promissory  Note contains the entire  agreement of the parties as to the subject matter hereof, all prior commitments,  proposals and negotiations concerning the subject  matter  hereof being merged  herein.  Neither  this  Agreement  nor any provision hereof shall be amended, modified or discharged orally or by course of conduct,  but only by a written  agreement  signed by an  authorized  officer of
Lender and an authorized  officer of Borrower.  This Agreement  shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors  and  assigns,  except  that any  obligation  of  Lender  under  this
Agreement  shall not be assignable  nor inure to the  successors  and assigns of
Borrower.

     9.6  Assignment.  Lender may assign this Loan Agreement with the consent of
Borrower and said consent may not be unreasonably withheld. Borrower must obtain the written consent of the Lender to any assignment of this Agreement.

     9.7  Usage.  All  terms  used  herein  which  are  defined  in the  Uniform
Commercial Code shall have the meanings given therein unless  otherwise  defined in this Agreement and all references to the singular or plural herein shall also mean the plural or singular, respectively.

     9.8 Obligations After Closing.  The Borrower shall after Closing assist and cooperate in good faith with Lender in providing any and all documents necessary or reasonably required to fulfill Borrower's obligations under this Agreement.

     9.9  Governing  Law. This  Agreement  shall be governed by and construed in accordance with the laws of the State of Florida

     IN WITNESS  WHEREOF,  Borrower and Lender have duly executed this Agreement under seal as of the date first above written.

                                    LENDER:

                                    CALI HOLDINGS, INC.

                                    By:
                                         James E. Jenkins
                                         Its CEO

                                    BORROWER:

                                    SOVEREIGN MARINE EXPLORATIONS INC.

                                    By: /s/ Robert D. Baca
                                         Robert D. Baca
                                         Its President

                                         CONSENTS

The  undersigned  hereby  Consent to the terms and  conditions in the above Loan
Agreement.

                                    FANTOME COBE TREASURE TROVE
                                    LICENSE 150 LLC

                                    By: /s/ Robert D. Baca
                                         Robert D. Baca
                                         Its Managing Director, Duly authorized

                                    HMS FANTOME LLC

                                    By: /s/ Robert D. Baca
                                         Robert D. Baca
                                         Its Managing Director, Duly authorized

                                    INTERSPACE EXPLORATION LLC ("Le CHAMEAU")

                                    By: /s/ Robert D. Baca
                                         Robert D. Baca
                                         Its Managing Director, Duly authorized

                                    EXHIBIT E

Full Release from Gulf Coast Records

CALI Initials____          SEAI Initials____             SEAI Initials____

                          [GULFCOAST RECORDS LLC LOGO]

                       G U L F C O A S T R E C O R D S LLC

                      P.O. Box 1270, Brandon, FL 33509-1270
                                  813-654-4718

KNOW ALL MEN BY THESE PRESENT

                                     RELEASE

IN  CONSIDERATION of Ten dollars and other good and valuable  consideration  the adequacy of which is hereby acknowledged, the undersigned Gulf Coast Records LLC and the undersigned 49% owners of Gulf Coast Records LLC. with CALI Holdings Inc
(fka TS&B Holdings Inc.) do hereby  forever  release and discharge CALI from any and all  liability  whatsoever  (known or unknown,  contingent  or otherwise) in connection  with Gulf Coast Records LLC from the beginning of time until the end of the world.

IN WITNESS WHEREOF,  the undersigned set their hands unto this 28 day September,
2005

                                                     By: /s/ Alicia G. Cummings
                                                          Alicia G. Cummings
                                                          Its member 24%

                                                     By: /s/ Glenn Cummings
                                                          Glenn Cummings
                                                          Its member 25%

                                                     GULF COAST RECORDS

                                                     By: /s/ James E. Jenkins
                                                          James E. Jenkins
                                                          Its President

                          Acknowledgment of Individuals

STATE OF FLORIDA           )
                                            )SS:
COUNTY OF ORANGE           )

     The  foregoing  instrument  was  acknowledged  before  me  this  28  day of
September,  2005, by Alicia K. Cummings and Glenn  Cummings,  who are personally known to me or who have produced a D/L as identification.

                                                     /s/ Carol Nadzak
                                                     Notary Public

Print name: Carol Nadzak
My Commission Expires: 12/2/06
Commission # DD168751                                (SEAL)

                            Corporate Acknowledgment

STATE OF FLORIDA           )
                                            )SS:
COUNTY OF ORANGE           )

     The  foregoing  instrument  was  acknowledged  before  me  this  28  day of
September,  2005, by James E. Jenkins,  the President of Gulf Coast Records LLC,
who is personally known to me or who have produced a D/L as identification.

                                                     /s/ Carol Nadzak
                                                     Notary Public

Print name: Carol Nadzak
My Commission Expires: 12/2/06
Commission # DD168751                                (SEAL)

                                    EXHIBIT F

INSERT - Bill of Sale for divestiture of CALI portfolio companies

CALI Initials____          SEAI Initials____             SEAI Initials____

                                  Exhibit F (1)

                              WARRANTY BILL OF SALE
--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS:  That CALI Holdings Inc.
of the County of Orange, State of Florida,  hereinafter "Seller", whether one or more, for and in  consideration of the sum of Ten Dollar Dollars ($10.00) lawful money of the  United  States of  America,  in hand  paid by and  other  good and valuable  consideration  including  the  Exchange  Agreement  of even date;  KMA
Capital  Partners Ltd. Inc. of Texas,  hereinafter  "Purchaser",  whether one or more,  the receipt  whereof is hereby  acknowledged,  do these  presents  grant, bargain, sell, convey, transfer and deliver unto Purchaser,  with all assets and subject  liabilities,  the following  described personal property now located at
7658  Municipal  Dr.  in the City of  Orlando,  County  of  Orange  and State of
Florida,  to-wit: All right title and interest in and to the portfolio companies of CALI Holdings Inc., with all assets and subject liabilities, to wit:

         Sports Nation Inc.
         Buehler Earth & Waterworks LLC
         Brokerage account of CALI at NevWest
         TS&B Financial Services Inc.
         Wellstone Acquisition Corporation
         TS&B Gaming & Entertainment Corp.
         TSB Ventures Inc.
         Three (3) Dell notebook computers

TO HAVE  AND TO  HOLD  the  same  to the  Purchaser,  and  his/her/their  heirs, executors,  administrators  and assigns forever.  And Seller,  for his/her/their heirs,  executors,  administrators,  covenant  and  agree(s)  to  and  with  the
Purchaser,  his/her/their  executors,  administrators and assigns,  that Seller, is/are owner of the said  property,  goods and chattels and has/have  good right and full authority to sell the same, and that Seller will warrant and defend the sale hereby made unto the Purchaser, his/her/their executors, administrators and assigns, against all and every person or persons, whomsoever,  lawfully claiming or to claim the same.

IN WITNESS WHEREOF, the Seller has hereunto set his/her/their hand and seal this
17th day of October, 2005.

                                                     Seller(s)
                                                     CALI Holdings Inc.

                                                     /s/ James E. Jenkins

                                                     James E. Jenkins, CEO

/s/ Charles Giannetto
Witness:  Charles Gianetto
Print Name:  Corporate Secretary

                            Corporate Acknowledgment

STATE OF FLORIDA  )
                                    )SS:
COUNTY OF ORANGE  )

     The  foregoing  instrument  was  acknowledged  before  me this  17th day of
October,  2005,  by James  E.  Jenkins,  the CEO of CALI  Holdings  Inc,  who is
personally known to me or who has produced Fl D/L as identification.

                                                  /s/ Carol Nadzak
                                                  Notary Public

                                                  Printed Name: Carol Nadzak

My Commission Expires:

12/2/06

Commission # DD168751

                                  Exhibit F (2)

                              WARRANTY BILL OF SALE
--------------------------------------------------------------------------------

KNOW ALL MEN BY THESE PRESENTS:  That CALI Holdings Inc. of the
County of Orange, State of Florida,  hereinafter "Seller",  whether one or more, for and in  consideration of the sum of Ten Dollar Dollars ($10.00) lawful money of the United  States of  America,  in hand paid by and other good and  valuable consideration  including the Exchange  Agreement of even date;  KAIROS  Holdings
Inc.,  hereinafter  "Purchaser",  whether one or more,  the  receipt  whereof is hereby acknowledged,  do these presents grant, bargain,  sell, convey,  transfer and  deliver  unto  Purchaser,  with all assets  and  subject  liabilities,  the following  described  personal property now located at 7658 Municipal Dr. in the
City of Orlando, County of Orange and State of Florida,  to-wit: All right title and interest in and to the portfolio  companies of CALI Holdings Inc.,  with all assets and subject liabilities, to wit:

     Interest in and to  investment  in KMA Capital  Partners Ltd. - Nine (9) LP units

TO HAVE  AND TO  HOLD  the  same  to the  Purchaser,  and  his/her/their  heirs, executors,  administrators  and assigns forever.  And Seller,  for his/her/their heirs,  executors,  administrators,  covenant  and  agree(s)  to  and  with  the
Purchaser,  his/her/their  executors,  administrators and assigns,  that Seller, is/are owner of the said  property,  goods and chattels and has/have  good right and full authority to sell the same, and that Seller will warrant and defend the sale hereby made unto the Purchaser, his/her/their executors, administrators and assigns, against all and every person or persons, whomsoever,  lawfully claiming or to claim the same.

IN WITNESS WHEREOF, the Seller has hereunto set his/her/their hand and seal this
17th day of October, 2005.

                                                     Seller(s)
                                                     CALI Holdings Inc.

                                                     /s/ James E. Jenkins

                                                     James E. Jenkins, CEO

/s/ Charles Gianetto
Witness:  Charles Gianetto
Print Name:  Corporate Secretary

                            Corporate Acknowledgment

STATE OF FLORIDA  )
                                    )SS:
COUNTY OF ORANGE  )

     The  foregoing  instrument  was  acknowledged  before  me this  17th day of
October,  2005,  by James  E.  Jenkins,  the CEO of CALI  Holdings  Inc,  who is
personally known to me or who has produced Fl D/L as identification.

                                                   /s/ Carol Nadzak
                                                   Notary Public

                                                   Printed Name: Carol Nadzak

My Commission Expires:

12/2/06

Commission # DD168751

           CALI Holdings, Inc.
           Fixed Asset Analysis
           For the Period Ending June 30, 2005

                                                                       6/30/2004                   Year End     6/30/2005
                                                                      Accumulated     Monthly      30-Jun-05   Accumulated
      Description                  Date         Amount      Life     Depreciation  Depreciation  Depreciation  Depreciation

Cali Holdings, Inc.

Office & Computer Equipment

Brother Fax                       03/24/2004        432.69     5Y           21.63          7.21         86.54        108.17
Dell Computer Jenkins             03/27/2004      3,215.49     5Y          160.77          0.00          0.00        160.77
Dell Computer Transferred to
 Cummings                         08/01/2004     (3,215.49)               (160.77)         0.00          0.00       (160.77)
Dell Laptop Giannetto             03/28/2004      3,215.00     5Y          160.75         53.58        643.00        803.75
Toshiba Laptop                    04/06/2004      1,500.00     5Y           75.00         25.00        300.00        375.00
Computer Racks                    08/17/2004        160.00     7Y            0.00          2.67         20.95         20.95
T Mobile Phone                    11/11/2004        532.49     5Y            0.00          8.87         71.00         71.00
File Cabinet - 2 Drawer           12/28/2004        212.94     7Y            0.00          3.55         17.75         17.75
Dell Lattitude Add On             02/04/2005        175.05     5Y            0.00          2.92         14.59         14.59
Floppy Drives                     07/01/2004        413.03     5Y            0.00          6.88         82.61         82.61
Dell Computer Sadrianna           07/07/2004      2,814.02     5Y            0.00          0.00        515.90        515.90
Dell Sold to Sadrianna            05/15/2005     (2,814.02)                  0.00          0.00          0.00       (515.90)
Camera                            07/16/2004      1,692.05     5Y            0.00         28.20        338.41        338.41
Envision Flat Screen              07/30/2004        425.99     5Y            0.00          7.10         85.20         85.20
Computer Additions                08/01/2004        627.43     5Y            0.00         10.46        115.03        115.03
Dell Computer Jenkins             07/01/2004      2,666.80     5Y            0.00         44.45        533.36        533.36
Hard Drive                        07/01/2004        212.99     5Y            0.00          3.55         42.60         42.60
                                               --------------        ---------------

Total Office & Computer Equipment                12,266.46                 257.38                    2,866.93      2,608.41
                                               --------------        ---------------

Summary                                                                Beginning     Additions   Dispositions     Ending

Automobiles & Trucks                                 $0.00               8,363.18      9,932.79     (6,029.51)    12,266.46
Machinery & Equipment                                 0.00
Furniture & Fixtures                                372.94                                          $3,903.28
Office & Computer Equipment                      11,893.52
Signage                                               0.00
Intangible Assets                                     0.00
                                               --------------

Total                                           $12,266.46

Less Accumulated Depreciation                     2,608.41
                                               --------------

Net                                              $9,658.05
                                               ==============

           CALI Holdings, Inc.
           Fixed Asset Analysis
           For the Period Ending June 30, 2005

                                                                       6/30/2004                   Year End     6/30/2005
                                                                      Accumulated     Monthly      30-Jun-05   Accumulated
      Description                  Date         Amount      Life     Depreciation  Depreciation  Depreciation  Depreciation

Cali Holdings, Inc.

Office & Computer Equipment
Brother Fax                       03/24/2004        432.69     5Y           21.63          7.21         86.54        108.17
Dell Computer Jenkins             03/27/2004      3,215.49     5Y          160.77          0.00          0.00        160.77
Dell Computer Transferred to
 Cummings                         08/01/2004     (3,215.49)               (160.77)         0.00          0.00       (160.77)
Dell Laptop Giannetto             03/28/2004      3,215.00     5Y          160.75         53.58        643.00        803.75
Toshiba Laptop                    04/06/2004      1,500.00     5Y           75.00         25.00        300.00        375.00
Computer Racks                    08/17/2004        160.00     7Y            0.00          2.67         20.95         20.95
T Mobile Phone                    11/11/2004        532.49     5Y            0.00          8.87         71.00         71.00
File Cabinet - 2 Drawer           12/28/2004        212.94     7Y            0.00          3.55         17.75         17.75
Dell Lattitude Add On             02/04/2005        175.05     5Y            0.00          2.92         14.59         14.59
Floppy Drives                     07/01/2004        413.03     5Y            0.00          6.88         82.61         82.61
Dell Computer Sadrianna           07/07/2004      2,814.02     5Y            0.00          0.00        515.90        515.90
Dell Sold to Sadrianna            05/15/2005     (2,814.02)                  0.00          0.00          0.00       (515.90)
Camera                            07/16/2004      1,692.05     5Y            0.00         28.20        338.41        338.41
Envision Flat Screen              07/30/2004        425.99     5Y            0.00          7.10         85.20         85.20
Computer Additions                08/01/2004        627.43     5Y            0.00         10.46        115.03        115.03
Dell Computer Jenkins             07/01/2004      2,666.80     5Y            0.00         44.45        533.36        533.36
Hard Drive                        07/01/2004        212.99     5Y            0.00          3.55         42.60         42.60
                                               --------------        ---------------             ------------   ------------

Total Office & Computer Equipment                12,266.46                 257.38                    2,866.93      2,608.41
                                               --------------        ---------------             ------------   ------------

Summary                                                                Beginning     Additions   Dispositions     Ending

Automobiles & Trucks                                 $0.00               8,363.18      9,932.79     (6,029.51)    12,266.46
Machinery & Equipment                                 0.00
Furniture & Fixtures                                372.94                                          $3,903.28
Office & Computer Equipment                      11,893.52
Signage                                               0.00
Intangible Assets                                     0.00
                                               --------------

Total                                           $12,266.46

Less Accumulated Depreciation                     2,608.41
                                               --------------

Net                                              $9,658.05
                                               ==============

1:58 PM                                              Cali Holdings, Inc.
                                                   Customer Balance Detail
10/17/05                                               All Transactions
Accrual Basis

           Type                Date         Num          Account           Class       Amount       Balance

Credit Exchange
     General Journal       6/30/2003    AUDI...    1200 Accounts Re...                   7,000.00    7,000.00
     Payment               7/16/2003               1200 Accounts Re...                  -7,000.00        0.00

Total Credit Exchange                                                                        0.00        0.00

Kairos Holdings, Inc.
     Invoice               3/1/2005     ACS0...    1200 Accounts Re...                     925.73      925.73
     Payment               3/18/2005    10545      1200 Accounts Re...                    -925.73        0.00
     Invoice               3/31/2005    ACS0...    1200 Accounts Re...                     925.73      925.73
     Payment               4/4/2005     10557      1200 Accounts Re...                    -925.73        0.00
     Invoice               5/2/2005     ACS0       1200 Accounts Re...                     925.73      925.73
     General Journal       5/2/2005     Dep 0...   1200 Accounts Re...                    -925.73        0.00
     Invoice               6/1/2005     ACS5...    1200 Accounts Re...                     925.73      925.73
     Invoice               7/1/2005     Kairo...   1200 Accounts Re...                     925.73    1,851.46
     Invoice               8/1/2005     Kairo...   1200 Accounts Re...                     925.73    2,777.19
     Invoice               9/1/2005     Kairo...   1200 Accounts Re...                     925.73    3,702.92
     Invoice               10/1/2005    KMA9...    1200 Accounts Re...                     925.73    4,628.65

Total Kairos Holdings, Inc.                                                              4,628.65    4,628.65

KMA Capital Partners
     Invoice               3/1/2005     KMA3...    1200 Accounts Re...                   4,813.33    4,813.33
     Invoice               3/31/2005    KMA0...    1200 Accounts Re...                   4,813.33    9,626.66
     Payment               4/4/2005     ACS...     1200 Accounts Re...                  -3,000.00    6,626.66
     Payment               4/20/2005    10250      1200 Accounts Re...                  -6,626.66        0.00
     Invoice               5/2/2005     KMA0...    1200 Accounts Re...                   4,813.33    4,813.33
     General Journal       5/2/2005     Dep 5...   1200 Accounts Re...                  -4,813.33        0.00
     Invoice               6/1/2005     ACS5...    1200 Accounts Re...                   4,813.33    4,813.33
     Payment               6/30/2005               1200 Accounts Re...                  -4,813.33        0.00
     Invoice               7/1/2005     KMA0...    1200 Accounts Re...                   4,813.33    4,813.33
     Invoice               8/1/2005     KMA0...    1200 Accounts Re...                   4,813.33    9,626.66
     Invoice               9/1/2005     KMA9...    1200 Accounts Re...                   4,813.23   14,439.89
     Invoice               10/1/2005    KMA9...    1200 Accounts Re...                   4,813.23   19,253.12

Total KMA Capital Partners                                                              19,253.12   19,253.12

NXT2U, Inc.
     Invoice               3/1/2005     CDT...     1200 Accounts Re...                   1,383.00    1,383.00
     Payment               3/17/2005    2141       1200 Accounts Re...                  -1,383.00        0.00
     Invoice               4/1/2005     CDT...     1200 Accounts Re...                   1,383.00    1,383.00
     Payment               4/15/2005    2162       1200 Accounts Re...                  -1,383.00        0.00
     Invoice               5/2/2005     CDT...     1200 Accounts Re...                   1,383.00    1,383.00
     Invoice               6/1/2005     ACS5...    1200 Accounts Re...                   1,383.00    2,766.00
     Invoice               7/1/2005     CDT...     1200 Accounts Re...                   1,383.00    4,149.00
     Invoice               8/1/2005     NXT0...    1200 Accounts Re...                   1,383.00    5,532.00
     Invoice               9/1/2005     NX2U...    1200 Accounts Re...                   1,383.00    6,915.00
     Invoice               10/1/2005    KMA9...    1200 Accounts Re...                   1,383.00    8,298.00

Total NXT2U, Inc.                                                                        8,298.00    8,298.00

TAF
     Invoice               12/31/2001   5000       1200 Accounts Re... Fin Svcs         60,000.00   60,000.00
     Payment               1/11/2002    1953       1200 Accounts Re...                  -6,000.00   54,000.00
     Payment               1/11/2002               1200 Accounts Re...                  -2,754.22   51,245.78
     Payment               1/13/2002    1951       1200 Accounts Re...                  -3,000.00   48,245.78
     Payment               1/23/2002    1954       1200 Accounts Re...                  -4,900.00   43,345.78
     Payment               1/25/2002    1955       1200 Accounts Re...                  -8,500.00   34,845.78
     Payment               2/8/2002                1200 Accounts Re...                  -8,000.00   26,845.78
     Payment               2/22/2002               1200 Accounts Re...                  -8,000.00   18,845.78
     Payment               3/1/2002     126        1200 Accounts Re...                  -2,000.00   16,845.78
     Payment               3/4/2002     1960       1200 Accounts Re...                    -400.00   16,445.78
     Payment               3/4/2002     1961       1200 Accounts Re...                    -150.00   16,295.78
     Payment               3/4/2002                1200 Accounts Re...                  -3,500.00   12,795.78
     Payment               3/8/2002                1200 Accounts Re...                  -6,150.00    6,645.78
     Payment               3/8/2002                1200 Accounts Re...                  -1,850.00    4,795.78
     Payment               3/14/2002               1200 Accounts Re...                    -500.00    4,295.78
     Payment               3/25/2002               1200 Accounts Re...                  -8,900.00   -4,604.22
     Payment               3/29/2002    1060       1200 Accounts Re...                  -5,400.00  -10,004.22
     Payment               3/29/2002    1059       1200 Accounts Re...                  -2,000.00  -12,004.22
     Invoice               3/31/2002    2          1200 Accounts Re... Fin Svcs          6,750.00   -5,254.22
     Invoice               3/31/2002    3          1200 Accounts Re... Fin Svcs          5,400.00      145.78
     Invoice               3/31/2002    4          1200 Accounts Re... Fin Svcs         90,000.00   90,145.78
     Invoice               3/31/2002    5          1200 Accounts Re... Fin Svcs            900.00   91,045.78
     Invoice               3/31/2002    6          1200 Accounts Re... Fin Svcs          2,250.00   93,295.78
     Invoice               3/31/2002    7          1200 Accounts Re... Fin Svcs         18,000.00  111,295.78
     Payment               5/1/2002     1957       1200 Accounts Re...                  -5,000.00  106,295.78
     Payment               5/2/2002                1200 Accounts Re...                    -150.00  106,145.78
     Payment               5/3/2002     1041       1200 Accounts Re...                    -850.00  105,295.78
     Payment               5/17/2002    9964...    1200 Accounts Re...                  -2,500.00  102,795.78
     Payment               5/30/2002    1964       1200 Accounts Re...                  -1,096.39  101,699.39
     Payment               5/30/2002               1200 Accounts Re...                    -701.02  100,998.37
     Payment               5/31/2002    1966       1200 Accounts Re...                    -875.00  100,123.37
     Payment               6/3/2002     1967       1200 Accounts Re...                  -2,493.12   97,630.25
     Payment               6/14/2002    1968       1200 Accounts Re...                    -200.00   97,430.25
     Payment               6/20/2002    1969       1200 Accounts Re...                  -1,725.00   95,705.25
     Payment               6/24/2002    1062       1200 Accounts Re...                  -3,500.00   92,205.25
     Payment               6/28/2002               1200 Accounts Re...                  -1,000.00   91,205.25
     Credit Memo           6/30/2002    10         1200 Accounts Re... TSBB            -10,002.19   81,203.06
     Payment               7/12/2002               1200 Accounts Re...                    -600.00   80,603.06
     Payment               7/12/2002    1070       1200 Accounts Re...                    -200.00   80,403.06
     General Journal       6/30/2003    AUDIT1     1200 Accounts Re...                -107,403.06  -27,000.00
     General Journal       6/30/2004    Rever...   1200 Accounts Re...                  27,000.00        0.00

Total TAF                                                                                    0.00        0.00

TSBCOLTD
     Invoice               3/31/2002    8          1200 Accounts Re... Fin Svcs         13,500.00   13,500.00
     Invoice               3/31/2002    9          1200 Accounts Re... Fin Svcs         13,500.00   27,000.00
     General Journal       6/30/2004    Rever...   1200 Accounts Re...                 -27,000.00        0.00

Total TSBCOLTD                                                                               0.00        0.00

TOTAL                                                                                   32,179.77   32,179.77
                                                                       ----------------------------------------

                                    EXHIBIT G

                           Loans / Obligations - SEAI

Sea Research, Inc.

          To Sovereign Marine Explorations, Inc.                                                         $500,000
          Note to Officer                                                                                 272,000
          Legal                                                                                            89,000
          CALI Acquisition                                                                                600,000

Artifact Recovery & Conservation, Inc.

          Shareholder Loan -Fantome:  Permit                                                             $225,000
          Sovereign Marine Explorations - Fantome:  Permit Balance                                        275,000
          Shareholder Loan -LeChameau:  Permit (Canadian Currency)                                        136,050
          Shareholder Loan -LeChameau:  Permit                                                             66,240
          Shareholder Loan - L'Africaine / The Virginia:  Permit (Canadian Currency)                       50,000
          Shareholder Loan -Fantome:  Permit                                                               33,120
          Shareholder Loan -L'Africaine / The Virginia:  Permit                                            15,000
          Shareholder Loan -LeChameau:  Legal                                                              50,000
          Shareholder Loan -Fantome:  Legal                                                                50,000

CALI Initials____                                        SEAI Initials____

                                    EXHIBIT H

Insert Consent to Sale and IP transfer

                                     CONSENT

The  undersigned  Owners of SEAI hereby Consent to the provision of Article 3(f)
relative  to the  transfer of IP for  Business.  In the event that the a Bill of
Sale is required to further  convey and transfer  said IP, then the  undersigned shall promptly execute same.

OWNERS of SEAI

Artifact Recovery & Conservation Inc, 50% owner

By: /s/ Robert D. Baca
     Robert D. Baca, duly authorized
         President

Sea Research Inc., 50% owner

By:______________________________
                        , duly authorized

CALI Initials____                                        SEAI Initials____

                                    EXHIBIT J

CALI.

Form 10K - year end June 30, 2005, filed September 26, 2005

CALI Initials____                                        SEAI Initials____

                              CALI HOLDINGS, INC.

                                   Form 10-K

                             Year End June 30, 2005

http://www.sec.gov/Archives/edgar/data/1019852/000110801705000564/cali10k.htm

                                    EXHIBIT K

[insert material changes and contracts and commitments in excess of $5,000 per Art. 4(d)

2:52 PM                                          Cali Holdings, Inc.
                                                 Unpaid Bills Detail
10/17/05                                        As of October 17, 2005

                  Type                       Date         Num        Due Date     Aging     Open Balance

ADP, Inc.
     Bill                                 9/19/2005      262128     9/29/2005       18           472.46
     Bill                                 9/23/2005      266160     10/3/2005       14           478.57
     Bill                                 9/29/2005      272117     10/9/2005        8           479.06
     Bill                                  9/9/2005      252107     10/10/2005       7           468.17

Total ADP, Inc.                                                                                1,898.26

ADT Security
     Bill                                 9/29/2005                 9/29/2005       18            42.39

Total ADT Security                                                                                42.39

AFLAC
     Bill                                 10/1/2005      Oct 2...   10/1/2005       16           397.80

Total AFLAC                                                                                      397.80

American Card Services
     Bill                                  8/1/2005        7        8/11/2005       67         4,265.63
     Bill                                  9/1/2005        8        9/11/2005       36         8,007.23
     Bill                                 10/1/2005      Octob...   10/11/2005       6         6,652.39

Total American Card Services                                                                  18,925.25

B2d semago
     Bill                                 2/24/2003                 3/26/2003      936           230.00
     Bill                                  1/1/2003                 3/31/2003      931         5,770.00

Total B2d semago                                                                               6,000.00

Baumann & Raymondo & Company PA
     Bill                                 11/30/2004     FinCh...   11/30/2004     321           292.50
     Bill                                 12/3/2004      14741      12/3/2004      318         1,000.00
     Bill                                 12/31/2004     Finan...   12/31/2004     290           277.50
     Bill                                 1/31/2005     Interest    1/31/2005      259           217.50
     Bill                                 2/15/2005      15001      2/15/2005      244         3,000.00
     Bill                                 2/28/2005      0228...    2/28/2005      231           157.50
     Bill                                 4/30/2005                 4/30/2005      170           142.50
     Bill                                 4/30/2005                 4/30/2005      170           202.50
     Bill                                 5/10/2005                 5/10/2005      160         6,816.00
     Bill                                 7/31/2005       0731      7/31/2005       78           199.74
     Bill                                 9/30/2005      16704      9/30/2005       17        25,162.24
     Bill                                 9/30/2005                 9/30/2005       17           549.48

Total Baumann & Raymondo & Company PA                                                         38,017.46

Bell South (8289)
     Bill                                  9/1/2005                 9/16/2005       31            87 08
     Bill                                 10/1/2005                10/16/2005        1            99.96

Total Bell South (8289)                                                                          187.04

Bogin, Munns & Munns
     Bill                                 9/30/2005                10/10/2005        7           456.93

Total Bogin, Munns & Munns                                                                       456.93

Business Wire
     Bill                                 9/27/2005                 9/27/2005       20           440.00

Total Business Wire                                                                              440.00

CCH Incorporated
     Bill                                  9/10/2005                9/20/2005       27           145.91

Total CCH Incorporated                                                                           145.91

Clinical Cleaning Company
     Bill                                  10/1/2005      1029      10/11/2005       6           315.24

Total Clinical Cleaning Company                                                                  315.24

Hightower & Pozo, P.A.
     Bill                                  1/13/2005      35800     1/23/2005      267         1,366.10
     Bill                                  5/1/2005       36554     5/11/2005      159         1,073.34
     Bill                                  6/30/2005      37983     7/10/2005       99         1,481.33

Total Hightower & Pozo, P.A.                                                                   3,920.77

Sand Lake West Comm. Acct
     Bill                                  10/1/2005     Oct 2...   10/11/2005       6         3,156.68

Total Sand Lake West Comm. Acct                                                                3,156.68

Shurgard Rental
     Bill                                  10/1/2005                10/1/2005       16           210.29

Total Shurgard Rental                                                                            210.29

Standard Coffee Service
     Bill                                  10/7/2005     4183-...   10/17/2005                    57.72

Total Standard Coffee Service                                                                     57.72

StandGuard
     Bill                                  9/10/2005      SG50...   9/20/2005       27            37.49

Total StandGuard                                                                                  37.49

t*Mobile
     Bill                                  9/19/2005                9/29/2005       18         1,021.02

Total t*Mobile                                                                                 1,021.02

Transfer Online, Inc.
     Bill                                  9/13/2005     066-0...   9/23/2005       24            25.00
     Bill                                  9/16/2005     066-1...   9/26/2005       21            25.00
     Bill                                  9/16/2005     066-1...   9/26/2005       21            25.00
     Bill                                  9/21/2005     070-0...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-3...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-4...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-4...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-4...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-4...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-4...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-4...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-5...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-5...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-5...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-6...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-6...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-7...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-7...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-7...   10/1/2005       16            10.00
     Bill                                  9/21/2005     070-8...   10/1/2005       16            10.00

     Bill                                  9/27/2005     066-6...   10/7/2005       10            25.00
     Bill                                  10/1/2005     066-9...   10/11/2005       6           500.00
     Bill                                  10/3/2005     067-0...   10/13/2005       4            10.00
     Bill                                  10/3/2005     067-0...   10/13/2005       4            10.00
     Bill                                  10/5/2005     067113     10/15/2005       2            25.00
     Bill                                 10/12/2005     067-3...   10/22/2005                    10.00
     Bill                                 10/12/2005     067-3...   10/22/2005                    10.00
     Bill                                 10/12/2005     067-3...   10/22/2005                    10.00

Total Transfer Online, Inc                                                                       845.00

TOTAL                                                                                         76,075.25
                                                                                          -----------------

                    CONSENT TO ACTION BY THE SHAREHOLDERS OF

                               CALI HOLDINGS, INC.

     The  undersigned,  being  the  holders  of a  majority  of the  issued  and outstanding Common Stock, of the above-named  corporation,  hereinafter referred to as the "Company" hereby agree and consent to the actions set forth below.

     This written  consent is being  executed in accordance  with the provisions set forth in Section  16-10a-704 of the Utah Revised  Business  Corporation  Act
which  provides  that any  action  which may be taken at any  annual or  special meeting of shareholders may be taken without a meeting and without prior notice, if a written  consent  setting  forth the  actions  taken shall be signed by the holders of  outstanding  shares having not less than the minimum number of votes that would be  necessary  to  authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

     RESOLVED,  that the action of the board of directors dated October 17, 2005
authorizing  an  Exchange  Agreement  with  Sovereign   Exploration   Associates
International  Inc.  is hereby  approved  and the  Officers  of the  Company are authorized to effect this approved  action and note the books and records of the
Company accordingly.

     EFFECTIVE as this 17th day of October, 2005.

     Total Number of Outstanding Shares is 2,457,386,950 of which  1,356,166,667 have  approved  the  above  action,  representing  51% of the total  issued  and outstanding  shares of the  Company  which is  sufficient  to approve  the above action.

Shareholder                                                  Number of Shares

KMA Capital Partners Ltd                                          800,000,000

By /s/ Ellen Salisbury, General Partner
     Ellen Salisbury GP

Sequoia International Inc.                                        556,166,167

By /s/ Charles Giannetto
     Charles Giannetto as Proxy and
     Attorney in Fact for
     Sequoia International Inc.

Total                                                           1,356,166,167

                            UNANIMOUS WRITTEN CONSENT
                              TO THE ACTION OF THE
                               BOARD OF DIRECTORS
                                       OF

                               CALI HOLDINGS INC.

     Pursuant to Sec.  16-10a-821 of the Utah Revised Business  Corporation Act,
and the  Investment  Act of 1940 the  following  action is taken by the Board of
Directors of CALI Holdings Inc. ("Company") by unanimous written action, as if a meeting of the Board of Directors  had been properly  called  pursuant to notice and all directors were present and voting in favor of such action.

     RESOLVED,  the  Board of  Directors  on behalf of  Company  authorizes  and
approves  the  Exchange  Agreement  entered  into  with  Sovereign   Exploration
Associates  International Inc. (SEAI),  whereby Company will exchange 90% of its common  stock in exchange  for 100% of the capital  stock of SEAI and SEAI shall bring  assets  with at  least  a $5.0  Million  valuation  into  the  subsidiary companies  of SEAI.  SEAI is  engaged  in the marine  recovery  and  exploration business. The Board further ratifies, approves, confirms, and adopts all actions taken,  and  activities,  actions and conduct of the  directors,  officers,  and agents of Company, in connection with or related to said negotiations.

     RESOLVED,  the  Board of  Directors  on behalf of  Company  hereby  ratify, approve,  confirm, and adopt all action taken, and activities and conduct of the promoters,  directors,  officers,  and agents of Company,  in connection with or related to Company or its affiliates prior to the date hereof.

     RESOLVED,  the  Board of  Directors  on behalf of  Company  hereby  ratify, approve,  confirm and  authorize  that the  effective  date of this Board action shall be from and after October 17, 2005.

     RESOLVED, that this Board Action may be executed simultaneously,  or in one or more  counter-parts  or by  facsimile,  each of  which  shall  be  deemed  an original,  but  all  of  which  together  shall  constitute  one  and  the  same instrument.

     The undersigned  certify that they constitute the Board of Directors of the
Corporation. Executed and Dated as of the 17th day of October 2005.

By:       /s/ James Jenkins        By:      /s/ Charles Giannetto
          ------------------------          ---------------------------------
          James Jenkins, Director           Charles Giannetto, Director

By:       /s/ David Bryant         By:      /s/ James Bickel
          ------------------------          ---------------------------------
          David Bryant, Director            James Bickel, Director

By:       /s/ Robert McCoy         By:      /s/ Kevin Smith
          ------------------------          ---------------------------------
          Robert McCoy, Director            Kevin Smith, Director

                                    EXHIBIT M

                          STANDARD TERMS AND CONDITIONS

Time. Time is of the essence in this Agreement and the transactions contemplated by it.

Good faith and fair dealing. The Parties agree this Agreement imposes an implied duty of good faith and fair  dealing on all the  respective  obligations  of the
Parties.

Headings.  The headings of Articles and  paragraphs  contained in this Agreement are for  convenience of reference only and shall not be considered in construing this Agreement.

Obligations After Closing.  The Parties shall after Closing assist and cooperate in good faith with each other in providing any and all  information or documents necessary or reasonably  required to fulfill their respective  obligations under this Agreement.

Modification and Waiver. This Agreement constitutes the entire Agreement between the Parties  pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the
Parties.  No supplement,  modification,  or amendment of this Agreement shall be binding  unless  executed in writing by all of the Parties.  No waiver of any of the provisions of this Agreement shall be deemed or shall  constitute,  a waiver of any other provision,  whether or not similar, nor shall any waiver constitute a continuing  waiver.  No waiver shall be binding unless  executed in writing by the party making the waiver.

Counterparts   &  Facsimile.   This   Agreement  and  Exhibit  may  he  executed
simultaneously in one or more counter-parts or by facsimile, each of which shall be deemed an original,  but all of which together  shall  constitute one and the same instrument.

Rights of Parties.  Nothing in this Agreement,  whether  express or implied,  is intended to confer any rights or remedies  under or by reason of this  Agreement on any persons other than the Parties to it and their  respective  heirs,  legal representatives,  successors  and  assigns,  nor is anything  in this  Agreement intended  to relieve or  discharge  the  obligation  or  liability  of any third persons not a party to this  Agreement,  nor shall any  provision  give any such third persons any right of  subrogation or action over against any party to this
Agreement.

Assignment.   The  Parties  shall  not  assign  or  transfer  their   respective
obligations under this Agreement.  This Agreement shall be binding on, and shall inure to the  benefit of, the Parties to it and their  respective  heirs,  legal
representatives,   successors,   and   any  of   their   respective   companies,
subsidiaries,  entities,  agents,  associates,  partners,  directors,  officers, employees, and representatives.

Arbitration  and Governing  law. Any and all disputes,  controversies  or claims
(including any and all disputes,  controversies,  and claims between the Parties after  Closing)  arising out of or relating  to this  Agreement,  or the making,
performance,   or  interpretation  thereof,   including  the  issues  of  fraud,
misrepresentation,  rescission,  reformation,  revocation, or novation, shall be fully  and  finally  settled  by  binding  arbitration  in  accordance  with the
Commercial Rules of the American  Arbitration  Association,  then existing.  The arbitration shall take place in Orlando, Florida and

judgment  on  the  arbitration   award  may  be  entered  in  any  Court  having
jurisdiction  over the subject matter of the controversy.  The  arbitrator(s) in deciding the case shall apply the commercial law of the State of Florida without regard to the doctrine of conflicts of law or inconvenient forum. The obligation of the  Parties to submit to  binding  arbitration  is their sole and  exclusive remedy at law or equity and this  obligation  shall  survive the Closing  and/or termination of this Agreement.

Costs. If legal action or any arbitration or other proceeding is brought for the enforcement  of this  Agreement,  or because  of any  alleged  dispute,  breach, default, or misrepresentation,  in connection with any of the provisions of this
Agreement,  the  successful or prevailing  party or parties shall be entitled to recover  reasonable  attorney's fees and other costs incurred,  including expert witness fees, in that action or  proceeding,  in addition to any other relief to which it or they may be entitled.

Severability.  To the extent any provision of this Agreement shall be determined by a court of  competent  jurisdiction  to be  invalid  or  unenforceable,  such
provision  shall  be  deleted  from  this   Agreement,   and  the  validity  and
enforceability of the remainder of such provision and of this Agreement shall be unaffected.

Force  Majeure.  No Party to this  Agreement  shall be  responsible to the other
Party for  nonperformance  or delay in performance of the terms or conditions of this Agreement due to acts of God, acts of  governments,  war,  riots,  strikes, accidents in  transportation,  or other causes beyond the reasonable  control of such Party.

Authority.  Both Parties  acknowledge  that by execution of this  Agreement they have the right, power, legal capacity,  and authority to enter into, and perform their respective obligations under this Agreement,  and no approvals or consents of any persons  other than the Parties are  necessary  in  connection  with this
Agreement.

No Conflict with Prior Agreements.  Both Parties acknowledge,  warrant and agree that the  execution of this  Agreement,  the  consummation  of the  transactions contemplated herein, and compliance with the terms of this Agreement, do not and will not, conflict with, or constitute a default under any indenture,  mortgage, license,  permit,  treaty, deed of trust or other agreement (oral or written) or instrument  to which the  Parties  are now a party,  or the  articles,  (and any
amendments   thereto)  or  bylaws  of  Parties,  or  any  law,  order,  rule  or regulations,  treaty, permit,  injunction, or decree or any government agency or court,  domestic  or  foreign,  having  jurisdiction  over the  Parties or their respective businesses or properties.

Notices.  Any notice or other  communication  in connection  with this Agreement must be in writing and if by mail, by certified mail, return receipt  requested, and shall be effective  when  delivered to the  addressee at the address  listed below or such other  address as the addressee  shall have  specified in a notice actually received by the addressor.

If to: Sovereign Exploration Associates
       International, Inc.                          If to:  CALI Holdings, Inc.
ATTN:  Robert Baca                                  ATTN:  C. Giannetto, Esq.
503 Washington Avenue, Suite 2D                     7658 Municipal Drive
Newtown, Pa  18940                                  Orlando, FL  32819
Fax 215-860-3501                                    Fax 407-226-1096